EXHIBIT 10.11

              AMENDMENT NUMBER SEVEN TO REVOLVING CREDIT AGREEMENT

      This AMENDMENT NUMBER SEVEN TO REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of September 21, 2006, is entered into among NATIONAL TECHNICAL SYSTEMS, INC., a California corporation ("Parent"), NTS TECHNICAL SYSTEMS, a California corporation, dba National Technical Systems ("NTS"), XXCAL, INC., a California corporation ("XXCAL"), APPROVED ENGINEERING TEST LABORATORIES, INC., a California corporation ("AETL"), ETCR, INC., a California corporation ("ETCR"), ACTON ENVIRONMENTAL TESTING CORPORATION, a Massachusetts corporation ("Acton"), and PHASE SEVEN LABORATORIES, INC., a California corporation ("Phase Seven") and one or more Subsidiaries of Parent, whether now existing or hereafter acquired or formed, which become party to the Agreement (as defined below) by executing an Addendum in the form of Exhibit 1 of the Agreement (NTS, XXCAL, AETL, ETCR, Acton, Phase Seven and such other Subsidiaries are sometimes individually referred to herein as a "Subsidiary Borrower" and collectively referred to herein as "Subsidiary Borrowers", and Subsidiary Borrowers and Parent are sometimes individually referred to herein as a "Borrower" and collectively referred to herein as "Borrowers"), the financial institutions from time to time parties hereto as Lenders, whether by execution hereof or an Assignment and Acceptance in accordance with Section 11.5(c) of the Agreement, and Comerica Bank, in its capacity as contractual representative for itself and the other Lenders ("Agent"), with reference to the following facts:

      A. Borrowers, Agent and Lenders are parties to that certain Revolving Credit Agreement, dated as of November 21, 2001, as amended by that certain
Amendment Number One to Revolving Credit Agreement, dated as of July 17, 2002, that certain Amendment Number Two to Revolving Credit Agreement, dated as of November 25, 2002, that certain Amendment Number Three to Revolving Credit Agreement, dated as of July 21, 2003, that certain Amendment Number Four to Revolving Credit Agreement, dated as of July 30, 2004, that certain Amendment Number Five to Revolving Credit Agreement, dated as of July 1, 2005, and that certain Amendment Number Six to Revolving Credit Agreement, dated as of March 29, 2006 (as so amended, the "Agreement");

      B. Borrowers and Agent, in its capacity as Agent for the Lenders, entered into that certain Security Agreement, dated as of November 21, 2001 (the "Security Agreement");

      C. Borrowers, Agent and Lenders desire to further amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

      1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

      2. Amendments to the Agreement.

      2.1 Definitions.

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            (a) The  following  definitions  set  forth  in  Section  1.1 of the
Agreement are hereby amended in their entirety as follows, and the amended definition of "Debt Service Coverage Ratio" shall be deemed effective as of the reporting period ending July 31, 2006:

            "Commitment" means a Lender's Revolving Credit Commitment, Term Loan Commitment, Equipment Loan Commitment, Term Loan B Commitment, Equipment Facility B Loan Commitment and/or Term Loan C Commitment, as the context requires.

            "Debt Service Coverage Ratio" means, for the rolling four fiscal quarter period ending on the date of determination, the ratio of (i) the sum, without duplication, of: (1) Consolidated Adjusted Net Income for such period, plus (2) each Borrower's and the Subsidiaries' consolidated depreciation and amortization expense for such period (including any non-cash compensation paid to Borrowers' and the Subsidiaries' officers, directors, employees, and agents), minus (3) any Distributions paid or Capital Stock of each Borrower acquired or any other action taken under
      Section 7.10 during such period, plus or minus (4) any change in Borrowers' deferred federal or state taxes during such period, minus (5) unfunded cash Capital Expenditures during such period (other than any fixed assets acquired pursuant to a Permitted Acquisition), plus (6) for the test period ending July 31, 2006, $2,000,000, and for the test period ending October 31, 2006, $1,300,000; to (ii) the sum of: (1) the current portion of Borrowers' long term Debt that will be due during the next four fiscal quarter period, plus (2) the current portion of Borrowers' Capital Lease Obligations that will be due during the next four fiscal quarter period.

            "Interest Payment Date" means:

                  (i) with respect to each Prime Lending Rate Portion, the last day of each and every month commencing the last such day after the making of such Loan, and the Equipment Loans Maturity Date (in the case of the Equipment Loans), the Equipment Facility B Loans Maturity Date (in the case of the Equipment Facility B Loans), the Revolving Loans Maturity Date (in the case of the Revolving Loans), the Term Loans Maturity Date (in the case of the Term Loans), the Term Loans B Maturity Date (in the case of the Term Loans B); and the Term Loans C Maturity Date (in the case of the Term Loans C)

                  (ii) with respect to each LIBOR Lending Rate Portion, the earlier of: (1) the last day of the Interest Period with respect thereto, or (2) if the Interest Period has a duration of more than three months, every LIBOR Business Day that occurs during such Interest Period every three months from the first day of such Interest Period; and

                  (iii) with respect to the COF Lending Rate Loans, the last day of each and every month, and the Equipment Loans Maturity Date and the Equipment Facility B Loans Maturity Date, as applicable."

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            "Loans" means the  Revolving  Loans,  the Term Loans,  the Equipment
      Loans, the Term Loans B, the Term Loans C and the Equipment Facility B Loans (each, a "Loan").

            "Notes" means, collectively, the Revolving Notes, the Term Notes, the Equipment Loans Notes, the Term B Notes, the Term C Notes and the Equipment Facility B Notes (each, a "Note").

            "Permitted Debt" means (i) Debt owing to Agent and Lenders in accordance with the terms of this Agreement and the Loan Documents, (ii) Debt listed on Schedule 5.6, (iii) Debt of Borrowers up to a maximum aggregate amount of Two Million Dollars ($2,000,000) incurred during each fiscal year (but without carry-forward of any amounts not incurred during any fiscal year), incurred in the ordinary course of business and secured by the Liens described in clause (iv) of the definition of Permitted Liens hereinbelow, (iv) trade payables incurred in the ordinary course of business described in clause (iv) of the definition of "Debt" hereinabove, and (v) unsecured Debt in an aggregate amount not to exceed One Million Dollars ($1,000,000) outstanding at any time among all Borrowers owing to officers and employees of any Borrower.

            "Revolving Loans Maturity Date" means August 1, 2008.

            "Total Commitment Percentage" means, with respect to any Lender, the percentage equal to sum of such Lender's Revolving Loan Commitment, Term Loan Commitment, Equipment Loan Commitment, Term Loan B Commitment, Term Loan C Commitment and Equipment Facility B Commitment, divided by the Total Credit."

            "Total Credit" means $28,900,000.

            (b) The definition of "Interest Period" in Section 1.1 of the Agreement is hereby amended to amend clause (iii) to read as follows:

                  (iii) no Interest Period respecting a Revolving Loan may extend beyond the Revolving Loans Maturity Date, no Interest Period respecting the Term Loans may extend beyond the Term Loans Maturity Date, no Interest Period respecting the Term Loans B may extend beyond the Term Loans B Maturity Date, and no Interest Period respecting the Term Loans C may extend beyond the Term Loans C Maturity Date.

            (c) The following definitions are hereby added to Section 1.1 of the Agreement in alphabetical order:

            "Dynamic Assets" means the assets of Dynamic Labs LLC and its subsidiaries.

            "Equipment Facility B Loan Commitment" means, with respect to any Equipment Facility B Loan Lender, the amount indicated under such Lender's

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      name  on  Schedule  1.1C  under  the  heading  Equipment  Facility  B Loan
      Commitment or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the amount of the assigning Lender's Equipment Facility B Loan Commitment assigned to such assignee Lender (collectively, the "Equipment Facility B Loan Commitments").

            "Equipment Facility B Loan Commitment Percentage" means, with respect to any Equipment Facility B Loan Lender, the percentage indicated on Schedule 1.1C under the heading Equipment Facility B Loan Commitment Percentage or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the percentage of the assigning Lender's Equipment Facility B Loan Commitment assigned to such assignee Lender.

            "Equipment Facility B Loan Lender" means each of the Lenders indicated on Schedule 1.1C under the heading Equipment Facility B Loan Lenders, and also means any assignee of such Lender pursuant to Section 11.5(c).

            "Equipment  Facility B Loans" has the meaning  given to such term in
      Section 2.3(d).

            "Equipment  Facility B Loans  Conversion  Date" means  September 21,
      2007.

            "Equipment Facility B Loans Maturity Date" means September 21, 2011.

            "Equipment Facility B Loans Notes" means, collectively, the promissory notes executed by each Borrower to the order of each Lender pursuant to Section 2.11(a) to evidence such Lender's Equipment Facility B Loans.

            "Term Loan C Commitment" means, with respect to any Term Loan C Lender, the amount indicated opposite such Lender's name on Schedule 1.1C under the heading Term Loan C Commitment or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the amount of the assigning Lender's Term Loan C Commitment assigned to such assignee Lender (collectively, the "Term Loan C Commitments").

            "Term Loan C Commitment Percentage" means, with respect to any Term Loan C Lender, the percentage indicated on Schedule 1.1C under the heading Term Loan C Commitment Percentage or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the percentage the assigning Lender's Term Loan C Commitment assigned to such assignee Lender.

            "Term Loan C Lender" means each of the Lenders indicated on Schedule 1.1C under the heading Term Loan C Lenders, and also means any assignee of such Lender pursuant to Section 11.5(c).

            "Term Loans C Maturity Date" means September 21, 2010.

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            "Term C Notes" means, collectively, the promissory notes executed by each Borrower to the order of each Lender pursuant to Section 2.11(a) to evidence such Lender's Term Loan C.

      2.2 Term Loans B and C. Section 2.2 of the Agreement is hereby amended by changing the numbering of the third clause incorrectly numbered as the second clause to "(b)" to clause "(c)" and by adding clauses (e) and (f) as follows:

            (e) Several Term Loans C. Subject to the terms and conditions hereof, each Term Loan C Lender severally agrees to make a term loan (each a "Term Loan C" and collectively the "Term Loans C") to Borrowers on September 21, 2006, or as soon as practicable thereafter, in an amount equal to each such Term Loan C Lender's Term Loan C Commitment, the proceeds of which shall be used to repay Revolving Loans used to pay the purchase price paid by Parent to acquire the Dynamic Assets. Each Term Loan B Lender shall make the amount of such Lender's Term Loan B available to Agent in same day funds, not later than 9:00 a.m. (Pacific time), on September 21, 2006, or as soon as practicable thereafter. After Agent's receipt of the proceeds of the Term Loans C, Agent shall disburse the Term Loans C as directed pursuant to written disbursement instructions provided by Borrowers.

            (f) Amortization. Borrowers shall pay forty-eight monthly principal reduction payments on the Term Loans C, each in the aggregate amount of $41,670. Each such payment shall be due and payable on the last day of each month commencing September 30, 2006 and continuing on the last day of each succeeding month. On the Term Loans C Maturity Date, the outstanding principal balance, and all accrued and unpaid interest under the Term Loans C shall be due and payable in full. Borrowers may prepay the Term Loans C at any time, in whole or in part, without penalty or premium except as otherwise required by Section 2.7(a) with respect to repayments of LIBOR Lending Rate Portions. All principal amounts so repaid or prepaid may not be reborrowed. Borrowers shall give Agent at least two (2) LIBOR Business Days' prior written notice of any prepayment of a LIBOR Lending Rate Portion, upon receipt of which, Agent shall promptly give notice to each Term Loan C Lender. Upon receipt of any such notice of a prepayment, Agent shall promptly notify each Term Loan C Lender thereof. Agent shall, promptly following its receipt of any payment or prepayment of the Term Loans C, distribute to each Term Loan C Lender its pro rata share (based upon the principal amounts outstanding) of all amounts received by Agent pursuant to this Section 2.2 for each such Term Loan C Lender's respective account. All prepayments shall be applied toward scheduled principal reductions payments owing under this Section 2.2 in inverse order of maturity.

      2.3 Equipment Facility B Loans. Section 2.3 of the Agreement is hereby amended subsections (d), (e) and (f) as follows:

            (d) Several Equipment Facility B Loans. Subject to the terms and

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      conditions  hereof,  from  September  21, 2006 up to but not including the
      Equipment Facility B Loans Conversion Date, each Equipment Facility B Loan Lender severally agrees to make a series of term loans (each, an "Equipment Facility B Loan" and collectively the "Equipment Facility B Loans") to or for the benefit of Borrowers, in an amount equal to such Equipment Facility B Loan Lender's Equipment Facility B Loan Percentage of each Borrowing of Equipment Facility B Loans, up to an aggregate amount not to exceed such Equipment Facility B Loan Lender's Equipment Facility B Loan Commitment. Each Borrowing consisting of Equipment Facility B Loans shall be advanced directly to the applicable vendor or Borrower, as Borrowers may request. The foregoing to the contrary notwithstanding, (i) each Borrowing consisting of Equipment Facility B Loans shall be in an amount, as determined by the Equipment Facility B Loan Lenders, not to exceed 100% of Borrowers' invoice cost (net of shipping, freight, installation, and other so-called "soft costs") of new Equipment that is to be purchased by Borrowers with the proceeds of such Borrowing, or new Equipment that has been purchased and accepted by Borrowers within 90 days prior to the date of such Borrowing, provided that as to the initial
      Equipment Facility B Loan only such 90-day restriction shall not be applicable but all Equipment to be financed by such initial Equipment Facility B Loan shall have been acquired by Borrower during its fiscal year ending January 31, 2007, (ii) the Equipment that is to be acquired or that has been purchased by Borrowers must be acceptable to the Equipment Facility B Loan Lenders in all respects, and, except for any Equipment that is or will be installed on any Real Property Collateral upon delivery to Borrowers, not be a fixture, and not be intended to be affixed to real property or to become installed in or affixed to other goods unless waivers or fixture filings acceptable to the Equipment Facility B Loan Lenders and Agent have been obtained, and (iii) the Equipment Facility B Loan Lenders shall have no obligation to fund any Equipment Facility B Loans hereunder to the extent that the making thereof would cause the then outstanding amount of all Equipment Facility B Loans to exceed the aggregate Equipment Facility B Loan Commitments. On the Equipment Facility
      B  Loans  Conversion  Date,  each  Equipment   Facility  B  Loan  Lender's
      obligations to make Equipment Facility B Loans to Borrowers shall cease. Each Borrowing of Equipment Facility B Loans shall be in a minimum amount of $100,000.

            (e) Payments. From the Amendment Date until the Equipment Facility B Loans Conversion Date, no principal payments shall be due on the outstanding Equipment Facility B Loans; provided that Borrowers shall make interest payments thereon during such period in accordance with Section
      2.4. The aggregate amount of all Equipment Facility B Loans outstanding on the Equipment Facility B Loans Conversion Date shall be repayable in equal monthly installments of principal, each such installment in an amount equal to 1/48th of the aggregate principal amount of Equipment Facility B Loans outstanding on the Equipment Facility B Loans Conversion Date, and such installments to be due and payable on the last day of each month commencing October 31, 2007 and continuing on the last day of each succeeding month until the Equipment Facility B Loans Maturity Date, whereupon the entire remaining unpaid principal balance

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      of the  Equipment  Facility B Loans  together  with all accrued but unpaid interest thereon shall be due and payable.

            (f) Prepayment. Borrowers may prepay the Equipment Facility B Loans at any time, in whole or in part, without penalty or premium except as otherwise required by Section 2.16 with respect to prepayments of COF Lending Rate Loans. All principal amounts so repaid or prepaid may not be reborrowed. Agent shall, promptly following its receipt of any payment or prepayment of the Equipment Facility B Loans, distribute to each Equipment Facility B Loan Lender, its pro rata share (based upon the principal amounts outstanding) of all amounts received by Agent pursuant to this
      Section 2.3 for each such Lender's respective account. All prepayments shall be applied toward scheduled principal reductions payments owing under Section 2.3(b) in inverse order of maturity.

      2.4 Interest Rates. Section 2.4(a) of the Agreement is hereby amended to add subsections (iv) and (v) as follows:

                  (iv) Term Loans C. Subject to the terms and conditions hereof, the Term Loans C, or portions thereof, may be outstanding as either Prime Lending Rate Portions or LIBOR Lending Rate Portions, by designating, in accordance with Sections 2.5(b) and 2.6(b), either the Prime Lending Rate, or the LIBOR Lending Rate to apply to all or any portion of the unpaid principal balance of the Term Loans C; provided, however, there shall be no more than three (3) LIBOR Lending Rate Portions of Term Loans C outstanding at any time. LIBOR Lending Rate Portions of Term Loans C shall be in minimum amounts each of One Million Dollars ($1,000,000).

                  (v) Equipment Facility B Loans. Subject to the terms and conditions hereof, all Equipment Facility B Loans shall be outstanding as Prime Lending Rate Portions; provided, however, at any time from and after the Equipment Facility B Loans Conversion Date, Borrowers shall have the option to convert the entire outstanding balance of Equipment Facility B Loans to COF Lending Rate Loans upon three (3) Business Days' prior written notice to Agent.. If Borrowers fail to exercise such option, the Equipment Facility B Loans shall continue to be outstanding as Prime Lending Rate Portions from and after the Equipment Facility B Loans Conversion Date. Once the Equipment Facility B Loans have been converted to COF Lending Rate Loans pursuant to this clause (v), such COF Lending Rate Loans may not be converted back to Prime Lending Rate Portions.

      2.5 Conversion or Continuation Requirements. Section 2.6(a) of the Agreement is hereby amended to add the following sentence at the end thereof as follows:

      If Borrowers elect to convert the entire balance of the Equipment Facility B Loans to COF Lending Rate Loans after the Equipment Facility B Loans Conversion Date pursuant to Section 2.4(a)(v), such COF Lending Rate Loans may not be converted back into Prime Lending Rate Portions.

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      2.6 Notes. Sections 2.11(a) and (b) of the Agreement are hereby amended as follows:

                  (a) Borrowers agree that, upon the request to Agent by any Lender if and to the extent that such Lender has a Commitment as of date of request, or in connection with any assignment pursuant to Section 11.5(c), to evidence such Lender's Loans, Borrowers will execute and deliver to such Lender a Revolving Note, Term Note, Equipment Loans Note, Term B Notes and/or Equipment Facility B Loans Note, as applicable, substantially in the forms of Exhibit 2.11(a), with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Note" and, collectively, the 'Notes"), payable to the order of such Lender and in a principal amount equal to such Lender's Revolving Credit Commitment, Term Loan Commitment, Equipment Loan Commitment, Equipment Facility B Loan Commitment, Term Loan B Commitment and/or Term Loans C Commitment, as applicable. Each Note shall (x) be dated the date the applicable Commitment became effective, (y) be payable as provided herein and (z) provide for the payment of interest in accordance with Section 2.4.

                  (b) The Revolving Loans and Borrowers' obligation to repay the same shall be evidenced by the Revolving Notes, this Agreement and the books and records of Agent and the Revolving Loan Lenders. The Term Loans and Borrowers' obligation to repay the same shall be evidenced by the Term Notes, this Agreement and the books and records of Agent and the Term Loan Lenders. The Equipment Loans and Borrowers' obligation to repay the same shall be evidenced by the Equipment Loans Notes, this Agreement and the books and records of Agent and the Equipment Loan Lenders. The Term Loans B and Borrowers' obligation to repay the same shall be evidenced by the Term B Notes, this Agreement and the books and records of Agent and the Term Loan B Lenders. The Equipment Facility B Loans and Borrowers' obligation to repay the same shall be evidenced by the Equipment Facility B Loans Notes, this Agreement and the books and records of Agent and the Equipment Loan Lenders. The Term Loans C and Borrowers' obligation to repay the same shall be evidenced by the Term C Notes, this Agreement and the books and records of Agent and the Term Loan C Lenders. Agent shall maintain the Register pursuant to Section 10.13, and a sub-account therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, whether each such Loan is a LIBOR Lending Rate Portion, a Prime Lending Rate Portion or COF Lending Rate Loans, and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrowers to each Lender hereunder and (iii) both the amount of any sum received by Agent hereunder from Borrowers and each Lender's share thereof; provided, however, any failure by Agent to maintain the Register or any such sub-account with respect to any Loan or continuation, conversion or payment thereof shall not limit or otherwise affect Borrowers' obligations hereunder or under the Notes.

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      2.7 Financial  Statements.  Subsections  (c) and (e) of Section 6.3 of the
Agreement are hereby each amended, effective as of the reporting period ending July 31, 2006, to substitute therein a covenant by Borrowers to deliver to Agent, upon its request, internally prepared consolidating trial balance statements for the covenant that Borrowers deliver annual and quarterly consolidating financial statements.

      2.8 Use of Funds. Subsections (e) and (f) to Section 7.1 of the Agreement are hereby added as follows:

                  (e) Use any proceeds of the Term Loans C for any purpose other than to repay Revolving Loans used to fund the purchase price paid by Parent for the Dynamic Assets; or

                  (f) Use any proceeds of the Equipment Facility B Loans for any purpose other than as provided in Section 2.3.

      2.9 Financial Condition. Subsections (b) and (e) of Section 7.15 of the Agreement are hereby amended to read follows:

                  (b) the Consolidated Total Liabilities to Consolidated Effective Tangible Net Worth Ratio, measured as of the end of each fiscal quarter commencing with the fiscal quarter ending July 31, 2006, at any time to exceed 1.75:1.00.

                  (e) the Debt Service Coverage Ratio, measured as of the end of each fiscal quarter commencing with the fiscal quarter ending July 31, 2006, at any time to be less than 1.25:1.0.

      2.10 Replacement of Affected Lenders. The first paragraph of Section 10.16 of the Agreement is amended as follows:

            10.16 Replacement of Affected Lenders. If any Lender (other than Agent) (x) is owed a material amount of increased costs under Section 2.7 or ceases to be obligated to make LIBOR Lending Rate Loans as a result of the operation of Sections 2.8 or 2.9, (y) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved pursuant to Section 11.4 by the Majority Lenders, the Revolving Loan Lenders the Revolving Credit Commitment Percentage of which aggregate more than 66.67%, the Term Loan Lenders the Term Loans Commitment Percentage of which aggregate more than 66.67%, the Equipment Loan Lenders the Equipment Loans Commitment Percentage of which aggregate more than 66.67%, the Term Loan B Lenders the Term Loans B Commitment Percentage of which aggregate more than 66.67%; the Equipment Facility B Loan Lenders the Equipment Facility B Loans Commitment Percentage of which aggregate more than 66.67%, or the Term Loan C Lenders the Term Loans C Commitment Percentage of which aggregate more than 66.67%; or (z) is in default of its obligations hereunder, then Agent shall have the right, but not the obligation, to replace such Lender (the "Replaced Lender") with one or more

      Eligible Assignees (collectively, the "Replacement Lender") provided, that:

      2.11 Amendments and Waivers. Sections 11.4 (iv) and (v) of the agreement are hereby amended as follows:

                  (iv) amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Term Loans or the application of such prepayment amounts to the respective installments of principal under the respective Term Loans without the written consent of the Term Loan Lenders the Term Loan Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Revolving Loans or the application of such prepayment amounts to the respective installments of principal under the respective Revolving Loans without the written consent of the Revolving Loan Lenders the Revolving Loan Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Equipment Loans or the application of such prepayment amounts to the respective installments of principal under the respective Equipment Loans without the written consent of the Equipment Loan Lenders the Equipment Loan Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Term Loans B or the application of such prepayment amounts to the respective installments of principal under the respective Term Loans B without the written consent of the Term Loan B Lenders the Term Loan B Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Equipment Facility B Loans or the application of such prepayment amounts to the respective installments of principal under the respective Equipment Facility B Loans without the written consent of the Equipment Facility B Loan Lenders the Equipment Facility B Loan Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Term Loans C or the application of such prepayment amounts to the respective installments of principal under the respective Term Loans C without the written consent of the Term Loan C Lenders the Term Loan C Commitment Percentages of which aggregate more than 66.67%; or

                  (v) subject to clause (i) of this Section 11.4 as it relates to reducing the amount or extending the scheduled date of maturity of any Loan or any installment thereof, amend, modify or waive any provision of
      (x) Section 2.1 or Section 2.11 (to the extent it relates to Revolving Loans) without the written consent of Revolving Loan Lenders the Revolving Loan Commitment Percentages of which aggregate more than 66.67%; or (y)
      Section 2.2 or Section 2.11 (to the extent it relates to Term Loans) without the written consent of Term Loan Lenders the Term Loan Commitment Percentages of which aggregate more than 66.67%; (z) Section 2.3 or
      Section 2.11 (to the extent it relates to

      Equipment Loans) without the written consent of Equipment Loan Lenders the Equipment Loan Commitment Percentages of which aggregate more than 66.67%; or (aa) Section 2.2 or Section 2.11 (to the extent it relates to Term Loans B) without the written consent of Term Loan B Lenders the Term Loan B Commitment Percentages of which aggregate more than 66.67%; (bb) Section
      2.3 or Section 2.11 (to the extent it relates to Equipment Facility B Loans) without the written consent of Equipment Facility B Loan Lenders the Equipment Facility B Loan Commitment Percentages of which aggregate more than 66.67%; or (cc) Section 2.2 or Section 2.11 (to the extent it relates to Term Loans C) without the written consent of Term Loan C Lenders the Term Loan C Commitment Percentages of which aggregate more than 66.67%; or

      2.12 Amendment to Schedule 1.1C. Schedule 1.1C of the Agreement is hereby replaced with the Schedule 1.1C attached hereto.

      2.13 Amendment to Exhibit 2.11(a). Exhibit 2.11(a) to the Agreement is hereby appended with the form of Term C Note and Equipment Facility B Loans Note set forth on the Exhibit 2.11(a) attached hereto.

      2.14 Amendment to Schedule 5.9. Schedule 5.9 (Subsidiaries) of the Agreement is hereby replaced with the Schedule 5.9 attached hereto.

      3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

            (a) Agent shall have received this Amendment, duly executed by Borrowers and all Lenders;

            (b) Agent shall have received the Term C Notes payable to each Lender in the amount of such Lender's respective Term Loan C Commitment, duly executed by Borrowers;

            (c) Agent shall have received the Equipment Facility B Loans Notes payable to each Lender in the amount of such Lender's respective Equipment Facility B Loan Commitment, duly executed by Borrowers;

            (d) Agent shall have received, for the pro rata account of Lenders, a Term Loan C fee of $5,000, which shall be fully earned and nonrefundable;

            (e) Agent shall have received, for the pro rata account of Lenders, an Equipment Facility B Loan fee of $5,000, which shall be fully earned and nonrefundable;

            (f) No Material Adverse Effect shall have occurred, as determined by Agent in its reasonable discretion;

            (g) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred; and

            (h) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).

      4. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders that:

            (a) No Event of Default or Unmatured Event of Default is continuing;

            (b) All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

            (c) This Amendment has been duly executed and delivered by Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

      5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same
Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

      6. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

      7. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.

                  [remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

                                    NATIONAL TECHNICAL SYSTEMS, INC.

                                    By:         /s/ Lloyd Blonder
                                        Lloyd Blonder, Senior Vice President,
                                        Chief Financial Officer, Treasurer and
                                        Assistant Secretary


                                    NATIONAL TECHNICAL SYSTEMS dba NATIONAL
                                    TECHNICAL SYSTEMS

                                    By:         /s/ Lloyd Blonder
                                        Lloyd Blonder, Senior Vice President,
                                        Chief Financial Officer, Treasurer and
                                        Assistant Secretary


                                    XXCAL, INC.

                                    By:         /s/ Lloyd Blonder
                                        Lloyd Blonder, Vice President, Treasurer
                                        And Assistant Secretary


                                    APPROVED ENGINEERING TEST
                                    LABORATORIES, INC.

                                    By:         /s/ Lloyd Blonder
                                        Lloyd Blonder, Vice President, Treasurer
                                        And Assistant Secretary


                                    ETCR, INC.

                                    By:         /s/ Lloyd Blonder
                                        Lloyd Blonder, Vice President, Treasurer
                                        And Assistant Secretary


                                    ACTON ENVIRONMENTAL TESTING
                                    CORPORATION

                                    By:         /s/ Lloyd Blonder
                                        Lloyd Blonder, Vice President, Treasurer
                                        And Assistant Secretary

                                    PHASE SEVEN LABORATORIES, INC.

                                    By:      /s/ Lloyd Blonder
                                        Lloyd Blonder, Vice President, Treasurer
                                        And Assistant Secretary


                                    COMERICA BANK, in its capabilities as Agent, Issuing Lender and a Lenter

                                    By:      /s/ Vahe S. Medzoyan
                                        Vahe S. Medzoyan, Vice President


                                    FIRST BANK & TRUST, in its capacity as a Lender

                                    By:      /s/ Lisa Stavro
                                        Lisa Stavro, Senior Vice President

                                  Schedule 1.1C
                             Schedule of Commitments

--------------------------------------------------------------------------------------------------------------
                                                                                       Revolving Credit
                                                 Revolving Credit            ---------------------------------
         Revolving Loan Lender         --------------------------------------
                                                                                     Commitment Percentage
---------------------------------------             Commitment

--------------------------------------------------------------------------------------------------------------
               Comerica                             $9,900,000                               60%
          First Bank & Trust                        $6,600,000                               40%

--------------------------------------------------------------------------------------------------------------
                                                                                     Term Loan Commitment
                                                Term Loan Commitment         ---------------------------------
             Term Loan Lender          --------------------------------------
                                                                                          Percenta'e
---------------------------------------

--------------------------------------------------------------------------------------------------------------
               Comerica                             $1,500,000                               60%
          First Bank & Trust                        $1,000,000                               40%

--------------------------------------------------------------------------------------------------------------
                                                                                           Equipment Loan
                                                   Equipment Loan            ---------------------------------
       Equipment Loan Lender           --------------------------------------
                                                                                      Commitment Percentage
---------------------------------------             Commitment
                                                                             ---------------------------------
                                       --------------------------------------

--------------------------------------------------------------------------------------------------------------
               Comerica                             $1,200,000                               60%
          First Bank & Trust                         $800,000                                40%

--------------------------------------------------------------------------------------------------------------
                                                                                      Term Loan B Commitment
           Term Loan B Lender                   Term Loan B Commitment       ---------------------------------

-----------------------------------------------------------------------------              Percentage

--------------------------------------------------------------------------------------------------------------
               Comerica                             $2,340,000                               60%
          First Bank & Trust                        $1,560,000                               40%

--------------------------------------------------------------------------------------------------------------
                                             Equipment Facility B Loan              Equipment Facility Loan
       Equipment Facility B Loan       -----------------------------------------------------------------------

---------------------------------------             Commitment                        Commitment Percentage

              Lender                   -----------------------------------------------------------------------

---------------------------------------

--------------------------------------------------------------------------------------------------------------
               Comerica                             $1,200,000                               60%
          First Bank & Trust                         $800,000                                40%
--------------------------------------------------------------------------------------------------------------
                                               Term Loan C Commitment                Term Loan C Commitment
          Term Loan C Lender           -----------------------------------------------------------------------

---------------------------------------                                                   Percentage

--------------------------------------------------------------------------------------------------------------
               Comerica                             $1,200,000                               60%
          First Bank & Trust                         $800,000                                40%
--------------------------------------------------------------------------------------------------------------